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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2003



                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)

           Florida                         0-4466                      59-1205269
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification
        incorporation)                                                   Number)




     7900 Glades Rd., Suite 500, Boca Raton, Florida             33434-4105
        (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (561) 451-1000

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Item 7.  Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits.

Exhibit No.    Description

99             Transcript of conference call and webcast held on April 22, 2003.


Item 9.  Regulation FD Disclosure.

On April 22, 2003, Artesyn Technologies, Inc. conducted a conference call and webcast discussing financial results for the quarter ended March 28, 2003. The transcript of the call is attached to this report as Exhibit 99. This information is being furnished under Item 12 on Form 8-K and is being presented under Item 9 on Form 8-K as provided in the Commission's guidelines.

Net loss and net loss per diluted share excluding restructuring and other charges presented in the transcript are not recognized for financial statement presentation under U.S. generally accepted accounting principles. This non-GAAP information excludes items that are generally "non-recurring" in nature to provide the reader with a clearer picture of current fundamental operating performance from management's perspective. A reconciliation of these measures to the corresponding GAAP financial measure is included in the press release furnished to the Commission on Form 8-K on April 23, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly author

 Artesyn Technologies, Inc.
---------------------------
        (Registrant)

Dated: April 28, 2003

By: /s/ Richard J. Thompson
    -----------------------
Richard J. Thompson
Vice President-Finance and
Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.    Description

99             Transcript of conference call and webcast held on April 22, 2003.